UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549

                                     FORM 8-K


                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    April 4, 2006
                                                      -------------------

                         ADDVANTAGE TECHNOLOGIES GROUP, INC.
              (Exact Name of Registrant as Specified in Its Charter)

                                    Oklahoma
                  (State or Other Jurisdiction of Incorporation)

                1-10799                            73-1351610
        (Commission File Number)         (IRS Employer Identification No.)


   1221 E. Houston, Broken Arrow, Oklahoma            74012
 (Address of Principal Executive Offices)           (Zip Code)

                                (918) 251-9121
                (Registrants Telephone Number, Including Area Code)

                                 Not Applicable
           (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On March 30, 2006, ADDvantage Technologies Group, Inc. (the "Company") issued a press release announcing the company is in the process of relocating it's corporate headquarters and the headquarters of it's subsidiary, Tulsat, to 1221 E. Houston Street, Broken Arrow, OK 74012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

(c)      Exhibits.

        The following exhibit is furnished herewith:

99.1 	Press Release dated March 30, 2006, issued by the Company.


                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADDVANTAGE TECHNOLOGIES GROUP, INC.


Date:  April 4, 2006                   By:    /s/ Kenneth A. Chymiak
                                       ----------------------------------------
                                       Kenneth A. Chymiak
                                       President and Chief Executive Officer





                                 Exhibit Index
                                 -------------


Exhibit Number     Description
--------------     -----------

99.1               Press Release dated March 30, 2006, issued by the Company